                          FREE WRITING PROSPECTUS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF12
--------------------------------------------------------------------------------
                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                     [TBD]
                                     MASTER
                                    SERVICER

                                      [TBD]
                                     TRUSTEE

                                DECEMBER 12, 2005


--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                          FREE WRITING PROSPECTUS FOR
                          FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)      SERIES 2005-FF12
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.



--------------------------------------------------------------------------------
    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                LTV BT 80% TO 90%

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                  $254,703,582
Aggregate Original Principal Balance                     $254,941,463
Number of Mortgage Loans                                    1,358

                                          MINIMUM           MAXIMUM           AVERAGE (1)
                                          -------           -------           -----------

Original Principal Balance               $22,500          $1,000,000           $187,733
Outstanding Principal Balance            $22,440          $1,000,000           $187,558

                                          MINIMUM           MAXIMUM       WEIGHTED AVERAGE (2)
                                          -------           -------       --------------------
Original Term (mos)                        180               360                 359
Stated Remaining Term (mos)                177               359                 356
Loan Age (mos)                              1                 7                   2
Current Interest Rate                     5.750%           10.250%              7.693%
Initial Interest Rate Cap                 1.000%            3.000%              2.992%
Periodic Rate Cap                         1.000%            1.000%              1.000%
Gross Margin                              5.000%            7.625%              5.881%
Maximum Mortgage Rate                    11.750%           16.250%             13.660%
Minimum Mortgage Rate                     5.750%           10.250%              7.660%
Months to Roll                              3                 58                  25
Original Loan-to-Value                    80.58%            90.00%              88.00%
Credit Score (3)                           540               809                 629

                                         EARLIEST           LATEST
                                         --------           ------
Maturity Date                           09/01/2020        11/01/2035

                                        PERCENT OF                              PERCENT OF
LIEN POSITION                         MORTGAGE POOL   YEAR OF ORIGINATION      MORTGAGE POOL
                                      -------------                            -------------
1st Lien                                    100.00%   2004                              0.00%
                                                      2005                            100.00%
OCCUPANCY

Primary                                      90.69%   LOAN PURPOSE

Second Home                                    1.67   Purchase                         35.14%
Investment                                     7.64   Refinance - Rate Term              6.69
                                                      Refinance - Cashout               58.17
LOAN TYPE

Fixed Rate                                   14.04%   PROPERTY TYPE

ARM                                           85.96   Single Family Residence          74.20%
                                                      Planned Unit Development          16.21
AMORTIZATION TYPE                                     Condominium                        5.15
Fully Amortizing                             54.41%   Two-to-Four Family                 4.44
Interest-Only                                 45.46   Modular Home                          -
Balloon                                        0.13

----------
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
RANGE OF                     MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
MORTGAGE RATES                LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
--------------                -----       -----------       ----         ------     -----   -----------   ---      ---      --
5.501% to 6.000%                    10       2,270,051        0.89%     5.932%      681        227,005    83.96%   34.79%   4.93%
6.001% to 6.500%                    42      12,084,881        4.74      6.377       672        287,735    86.67    36.72   40.87
6.501% to 7.000%                   166      38,847,107       15.25      6.855       661        234,019    87.65    45.81   51.84
7.001% to 7.500%                   272      57,417,631       22.54      7.353       642        211,094    87.99    54.08   52.37
7.501% to 8.000%                   377      69,524,797       27.30      7.818       622        184,416    88.26    57.54   45.47
8.001% to 8.500%                   277      42,323,970       16.62      8.304       606        152,794    88.27    72.05   38.99
8.501% to 9.000%                   167      27,372,418       10.75      8.777       593        163,907    88.23    65.58   39.73
9.001% to 9.500%                    40       4,405,780        1.73      9.265       579        110,144    88.62    70.00   36.78
9.501% to 10.000%                    6         414,528        0.16      9.648       579         69,088    89.53    65.22   43.42
10.001% to 10.500%                   1          42,417        0.02     10.250       563         42,417    90.00   100.00    0.00
                                 -----    ------------      ------     ------       ---       --------    -----   ------   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======     ======       ===       ========    =====   ======   =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.750% per annum to 10.250% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.693% per annum.


REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
RANGE OF                    NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
REMAINING MONTHS             MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
TO STATED MATURITY            LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
------------------            -----       -----------       ----         ------     -----   -----------   ---      ---      --
169 to 180                          20      $1,924,460        0.76%     7.616%      646        $96,223    87.09%   83.76%  23.42%
349 to 360                       1,338     252,779,121       99.24      7.694       629        188,923    88.01    57.09   45.73
                                 -----    ------------      ------      -----       ---       --------    -----    -----   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====   =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 177 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
RANGE OF                    NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
ORIGINAL MORTGAGE LOAN       MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
PRINCIPAL BALANCES            LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
------------------            -----       -----------       ----         ------     -----   -----------   ---      ---      --
$50,000 or less                     73      $2,894,947        1.14%     8.486%      620        $39,657    88.20%   79.94%   1.50%
$50,001 to $100,000                272      21,106,249        8.29      8.043       612         77,597    88.23    73.41   11.74
$100,001 to $150,000               316      39,735,821       15.60      7.836       614        125,746    87.85    66.86   26.21
$150,001 to $200,000               243      42,496,694       16.68      7.726       620        174,884    87.97    61.08   37.47
$200,001 to $250,000               146      32,384,885       12.71      7.662       623        221,814    87.93    62.38   49.38
$250,001 to $300,000                96      26,168,222       10.27      7.537       631        272,586    87.68    60.46   52.58
$300,001 to $350,000                62      20,212,243        7.94      7.708       633        326,004    88.26    54.72   53.22
$350,001 to $400,000                56      20,972,829        8.23      7.380       648        374,515    87.88    42.63   67.81
$400,001 to $450,000                33      13,876,697        5.45      7.803       618        420,506    87.62    57.67   48.72
$450,001 to $500,000                21      10,053,580        3.95      7.538       664        478,742    87.95    42.86   57.39
$500,001 to $550,000                13       6,759,952        2.65      7.648       643        519,996    87.65    15.12   69.25
$550,001 to $600,000                12       6,953,832        2.73      7.457       641        579,486    89.05    41.39   83.67
$600,001 to $650,000                 3       1,845,750        0.72      7.465       631        615,250    87.95    65.69  100.00
$650,001 to $700,000                 5       3,321,550        1.30      7.876       643        664,310    89.00    39.99  100.00
$700,001 to $750,000                 2       1,458,000        0.57      6.627       705        729,000    90.00     0.00  100.00
$800,001 to $850,000                 3       2,472,332        0.97      6.950       744        824,111    88.28    32.76   32.76
$950,001 to $1,000,000               2       1,990,000        0.78      7.624       699        995,000    89.84     0.00  100.00
                                 -----    ------------      ------      -----       ---       --------    -----    -----  ------
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====  ======


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $22,440 to approximately $1,000,000 and the average outstanding principal balance of the Mortgage Loans was approximately $187,558.

PRODUCT TYPES

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                             MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
PRODUCT TYPES                 LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
-------------                 -----       -----------       ----         ------     -----   -----------   ---      ---      --
15 Year Fixed Loans                 18      $1,593,351        0.63%     7.562%      646        $88,520    86.59%   80.39%  11.74%
30 Year Fixed Loans                242      33,826,958       13.28      7.917       621        139,781    87.69    65.01   15.89
6 Month LIBOR ARM                    2         321,633        0.13      7.391       675        160,816    90.00    58.76  100.00
1/29 LIBOR ARM                       3       1,193,497        0.47      6.677       732        397,832    86.45    24.02    0.00
2/28 LIBOR ARM                     846     167,914,092       65.93      7.703       627        198,480    88.21    55.08   50.58
3/27 LIBOR ARM                     221      43,811,076       17.20      7.560       635        198,240    87.65    58.01   49.49
5/25 LIBOR ARM                      24       5,711,866        2.24      7.371       666        237,994    86.67    69.08   57.47
Balloon Loans                        2         331,109        0.13      7.877       643        165,554    89.52   100.00   79.64
                                 -----    ------------      ------      -----       ---       --------    -----   ------   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====   ======   =====

ADJUSTMENT TYPE

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                             MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
ADJUSTMENT TYPE               LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
---------------               -----       -----------       ----         ------     -----   -----------   ---      ---      --
ARM                              1,096    $218,952,163       85.96%     7.660%      630       $199,774    88.06%   55.87%  50.34%
Fixed Rate                         262      35,751,418       14.04      7.901       622        136,456    87.66    66.02   16.29
                                 -----    ------------      ------      -----       ---       --------    -----    -----   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====   =====


AMORTIZATION TYPE

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                             MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
AMORTIZATION TYPE             LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
-----------------             -----       -----------       ----         ------     -----   -----------   ---      ---      --
Fully Amortizing                   900    $138,594,008       54.41%     7.732%      618       $153,993    87.79%   59.04%   0.00%
Balloon                              2         331,109        0.13      7.877       643        165,554    89.52   100.00   79.64
60 Month Interest-Only             456     115,778,465       45.46      7.647       642        253,900    88.25    55.07  100.00
                                 -----    ------------      ------      -----       ---       --------    -----    -----  ------
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====  ======

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                             MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
GEOGRAPHIC LOCATION           LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
-------------------           -----       -----------       ----         ------     -----   -----------   ---      ---      --
Alabama                             12        $969,486        0.38%     8.282%      580        $80,791    88.10%   88.47%  25.19%
Arizona                             30       7,042,047        2.76      7.407       636        234,735    87.64    69.64   64.57
Arkansas                             8         483,170        0.19      8.135       640         60,396    88.06    77.68    0.00
California                         133      49,085,628       19.27      7.559       650        369,065    88.28    44.73   79.05
Colorado                            11       2,045,426        0.80      7.995       589        185,948    87.99    92.70   54.31
Connecticut                          7       1,728,125        0.68      8.055       607        246,875    88.50    76.82   23.18
Delaware                             2         432,907        0.17      8.140       614        216,454    83.70    28.03    0.00
Florida                            113      23,659,316        9.29      7.711       634        209,374    88.59    70.48   53.22
Georgia                             53       7,789,947        3.06      7.896       618        146,980    88.00    81.58   52.14
Idaho                                6         862,571        0.34      7.905       614        143,762    88.66    89.17    0.00
Illinois                           168      30,448,801       11.95      7.688       627        181,243    87.60    37.43   30.37
Indiana                             16       1,237,304        0.49      8.124       631         77,332    89.24    69.20    7.69
Iowa                                14       1,270,097        0.50      8.160       596         90,721    89.93    69.43    0.00
Kansas                               6         505,897        0.20      8.043       641         84,316    87.96   100.00   11.92
Kentucky                            19       1,784,842        0.70      7.926       603         93,939    87.30    54.55    0.00
Maine                                5         444,493        0.17      8.793       594         88,899    88.27    69.05    0.00
Maryland                            33       7,271,499        2.85      7.718       610        220,348    88.09    56.30   47.37
Massachusetts                       10       2,905,224        1.14      8.231       608        290,522    89.63    70.50   50.31
Michigan                            89      14,425,130        5.66      7.609       624        162,080    88.20    42.26   42.25
Minnesota                           50       9,083,096        3.57      7.417       621        181,662    87.41    61.34   52.96
Mississippi                          1         143,811        0.06      8.125       585        143,811    90.00   100.00    0.00
Missouri                            41       4,574,582        1.80      7.825       603        111,575    87.81    61.16   14.22
Nebraska                             3         350,464        0.14      7.375       669        116,821    90.00   100.00    0.00
Nevada                              16       4,449,602        1.75      7.732       622        278,100    87.79    66.19   68.13
New Jersey                          25       6,400,091        2.51      7.645       622        256,004    87.39    46.86   29.64
New Mexico                           5         630,376        0.25      8.405       610        126,075    89.21    46.83   19.26
New York                            58      10,388,959        4.08      7.813       638        179,120    87.54    39.95   24.85
North Carolina                      37       5,418,076        2.13      7.919       618        146,434    88.29    86.43   35.83
North Dakota                         3         253,263        0.10      8.416       660         84,421    90.00    15.61    0.00
Ohio                                93      10,146,095        3.98      7.820       618        109,098    88.15    66.28   32.75
Oklahoma                            13       1,250,204        0.49      8.094       606         96,170    88.67    67.96   11.84
Oregon                              25       4,613,470        1.81      7.747       620        184,539    88.01    82.03   44.43
Pennsylvania                        43       5,709,002        2.24      7.750       618        132,767    87.47    53.11   13.55
Rhode Island                         4         977,136        0.38      7.434       621        244,284    87.15    70.07   73.85
South Carolina                      13       2,168,857        0.85      7.280       648        166,835    87.29    51.02   50.18
South Dakota                         1         103,351        0.04      7.750       598        103,351    90.00   100.00    0.00
Tennessee                           29       2,597,951        1.02      8.180       607         89,585    89.07    82.59   18.32
Texas                               29       4,313,226        1.69      7.791       617        148,732    87.76    77.38   24.79
Utah                                37       5,881,053        2.31      7.626       622        158,947    88.23    70.63   31.80
Virginia                            21       5,928,835        2.33      7.677       632        282,325    85.97    67.80   52.78
Washington                          37       9,121,374        3.58      7.386       634        246,524    88.24    60.26   37.19
West Virginia                        2         297,249        0.12      8.573       559        148,625    86.36   100.00   70.77
Wisconsin                           35       5,284,953        2.07      7.812       624        150,999    87.74    69.88    9.33
Wyoming                              2         226,596        0.09      8.660       592        113,298    87.28    54.32   45.68
                                 -----    ------------      ------      -----       ---       --------    -----   ------   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====   ======   =====


No more than approximately 0.58% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
RANGE OF ORIGINAL            MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
LOAN-TO-VALUE RATIOS          LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
--------------------          -----       -----------       ----         ------     -----   -----------   ---      ---      --
80.01% to 85.00%                   437      81,627,421        0.32      0.076       617        186,790     0.85     0.58    0.40
85.01% to 90.00%                   921     173,076,160       67.95      7.755       634        187,922    89.64    57.06   48.37
                                 -----    ------------      ------      -----       ---       --------    -----    -----   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====   =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 80.58% to 90.00%.


LOAN PURPOSE

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                             MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
LOAN PURPOSE                  LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
------------                  -----       -----------       ----         ------     -----   -----------   ---      ---      --
Refinance - Cashout                742    $148,152,116       58.17%     7.565%      625       $199,666    87.54%   47.94%  43.29%
Purchase                           510      89,499,407       35.14      7.934       637        175,489    88.84    69.44   50.98
Refinance - Rate Term              106      17,052,058        6.69      7.546       621        160,868    87.60    74.75   36.80
                                 -----    ------------      ------      -----       ---       --------    -----    -----   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====   =====


PROPERTY TYPE

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                             MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
PROPERTY TYPE                 LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
-------------                 -----       -----------       ----         ------     -----   -----------   ---      ---      --
Single Family Residence          1,077    $188,996,764       74.20%     7.708%      624       $175,484    87.99%   54.33%  43.17%
Planned Unit Development           157      41,278,633       16.21      7.581       642        262,921    88.02    71.31   58.25
Condominium                         72      13,126,455        5.15      7.969       628        182,312    88.09    56.24   41.12
Two-to-Four Family                  52      11,301,729        4.44      7.548       657        217,341    87.97    56.77   44.37
                                 -----    ------------      ------      -----       ---       --------    -----    -----   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====   =====

DOCUMENTATION

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                             MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
DOCUMENTATION                 LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
-------------                 -----       -----------       ----         ------     -----   -----------   ---      ---      --
Full Documentation                 870    $145,920,411       57.29%     7.794%      618       $167,725    88.01%  100.00%  43.88%
No Income Verification             464     101,777,486       39.96      7.543       642        219,348    87.95     0.00   46.30
Stated Plus                         12       5,466,518        2.15      7.718       674        455,543    88.76     0.00   89.46
Limited Income Verification         12       1,539,166        0.60      8.044       606        128,264    86.85     0.00    0.00
                                 -----    ------------      ------      -----       ---       --------    -----    -----   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====   =====


OCCUPANCY

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
                             MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
OCCUPANCY                     LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
---------                     -----       -----------       ----         ------     -----   -----------   ---      ---      --
Primary                          1,201    $230,984,515       90.69%     7.675%      623       $192,327    87.87%   53.99%  44.17%
Investment                         130      19,471,770        7.64      7.889       686        149,783    89.29    94.81   60.05
Second Home                         27       4,247,297        1.67      7.779       667        157,307    88.91    64.89   54.85
                                 -----    ------------      ------      -----       ---       --------    -----    -----   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====   =====


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOAN AGE SUMMARY

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
MORTGAGE LOAN                MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
AGE (MONTHS)                  LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
------------                  -----       -----------       ----         ------     -----   -----------   ---      ---      --
1                                    5      $1,291,749        0.51%     7.905%      680       $258,350    89.20%   36.99%  29.07%
2                                1,205     226,098,275       88.77      7.696       630        187,633    88.01    56.75   44.62
3                                  104      19,109,389        7.50      7.855       619        183,744    88.18    63.49   48.99
4                                   31       5,001,041        1.96      7.370       623        161,324    87.94    63.80   71.11
5                                    5       1,654,031        0.65      6.526       619        330,806    85.03    35.76   35.76
6                                    4         840,665        0.33      7.611       628        210,166    87.62    83.54  100.00
7                                    4         708,431        0.28      7.368       632        177,108    86.30    72.83   61.36
                                 -----    ------------      ------      -----       ---       --------    -----    -----  ------
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====  ======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 2 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
ORIGINAL PREPAYMENT          MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
PENALTY TERM                  LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
------------                  -----       -----------       ----         ------     -----   -----------   ---      ---      --
None                               370     $71,184,524       27.95%     7.855%      637       $192,391    88.02%   55.83%  43.76%
12 Months                           80      19,458,771        7.64      7.994       629        243,235    88.04    36.75   60.96
24 Months                          539      95,935,367       37.67      7.654       624        177,988    88.15    60.61   42.63
36 Months                          369      68,124,919       26.75      7.495       628        184,620    87.76    60.01   47.17
                                 -----    ------------      ------      -----       ---       --------    -----    -----   -----
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====    =====   =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 27 months.


CREDIT SCORES

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
RANGE OF                     MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
CREDIT SCORES                 LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
-------------                 -----       -----------       ----         ------     -----   -----------   ---      ---      --
540 to 550                          47      $7,777,572        3.05%     8.521%      546       $165,480    84.73%   81.46%  27.44%
551 to 575                         230      34,340,023       13.48      8.220       565        149,304    87.31    80.85   26.29
576 to 600                         275      46,035,900       18.07      7.919       589        167,403    88.10    67.80   29.98
601 to 625                         253      44,656,462       17.53      7.791       613        176,508    88.16    52.00   48.02
626 to 650                         189      40,083,269       15.74      7.628       638        212,081    88.40    54.88   55.03
651 to 675                         157      34,888,849       13.70      7.240       662        222,222    88.15    49.77   56.29
676 to 700                          94      20,952,226        8.23      7.266       687        222,896    88.64    35.25   56.45
701 to 725                          59      14,971,786        5.88      7.156       712        253,759    88.04    33.40   64.06
726 to 750                          32       6,826,196        2.68      7.348       739        213,319    87.95    53.65   58.65
751 to 775                          15       2,424,403        0.95      7.698       760        161,627    89.38    63.37   73.30
776 to 800                           6       1,481,395        0.58      6.752       782        246,899    86.81    11.96   31.89
801 to 809                           1         265,500        0.10      7.500       809        265,500    90.00   100.00  100.00
                                 -----    ------------      ------      -----       ---       --------    -----   ------  ------
TOTAL:                           1,358    $254,703,582      100.00%     7.693%      629       $187,558    88.00%   57.29%  45.56%
                                 =====    ============      ======      =====       ===       ========    =====   ======  ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 540 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 629.


GROSS MARGINS

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
RANGE OF                     MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
GROSS MARGINS                 LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
-------------                 -----       -----------       ----         ------     -----   -----------   ---      ---      --
4.501% to 5.000%                     4       1,221,420        0.01      0.069       654        305,355     0.86     0.36    0.68
5.001% to 5.500%                   255      63,727,701       29.11      7.284       645        249,913    88.06    53.10   67.71
5.501% to 6.000%                   463      92,743,719       42.36      7.587       628        200,310    88.12    56.12   51.93
6.001% to 6.500%                   281      48,282,416       22.05      8.094       617        171,824    87.84    54.38   33.72
6.501% to 7.000%                    81      12,131,386        5.54      8.437       611        149,770    88.57    74.49   14.80
7.001% to 7.500%                    11         803,104        0.37      9.050       608         73,009    88.06    80.67    0.00
7.501% to 8.000%                     1          42,417        0.02     10.250       563         42,417    90.00   100.00    0.00
                                 -----    ------------      ------     ------       ---       --------    -----   ------   -----
TOTAL:                           1,096    $218,952,163      100.00%     7.660%      630       $199,774    88.06%   55.87%  50.34%
                                 =====    ============      ======     ======       ===       ========    =====   ======   =====


As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 5.000% per annum to 7.625% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.881% per annum.

MAXIMUM MORTGAGE RATES

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
RANGE OF MAXIMUM             MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
MORTGAGE RATES                LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
--------------                -----       -----------       ----         ------     -----   -----------   ---      ---      --
11.501% to 12.000%                   6       1,585,039        0.72%     5.917%      682        264,173    83.31%    6.60%   7.06%
12.001% to 12.500%                  36      10,892,654        4.97      6.402       668        302,574    86.57    29.79   45.34
12.501% to 13.000%                 145      34,074,038       15.56      6.850       659        234,993    87.83    46.85   59.10
13.001% to 13.500%                 242      53,455,510       24.41      7.352       641        220,891    88.03    53.95   55.62
13.501% to 14.000%                 317      60,992,416       27.86      7.818       623        192,405    88.33    55.78   48.56
14.001% to 14.500%                 201      33,367,737       15.24      8.301       608        166,009    88.28    72.86   44.28
14.501% to 15.000%                 118      20,862,408        9.53      8.771       593        176,800    88.25    63.72   43.66
15.001% to 15.500%                  26       3,370,143        1.54      9.279       580        129,621    89.00    67.94   48.09
15.501% to 16.000%                   4         309,802        0.14      9.625       579         77,451    90.00    65.94   58.10
16.001% to 16.500%                   1          42,417        0.02     10.250       563         42,417    90.00   100.00    0.00
                                 -----    ------------      ------     ------       ---       --------    -----   ------   -----
TOTAL:                           1,096    $218,952,163      100.00%     7.660%      630       $199,774    88.06%   55.87%  50.34%
                                 =====    ============      ======     ======       ===       ========    =====   ======   =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.750% per annum to 16.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.660% per annum.


NEXT RATE ADJUSTMENT DATE

                                           AGGREGATE                              WEIGHTED    AVERAGE   WEIGHTED
                            NUMBER OF      PRINCIPAL     PERCENT OF     WEIGHTED   AVERAGE   PRINCIPAL  AVERAGE  PERCENT
NEXT RATE                    MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE   ORIGINAL   FULL   PERCENT
ADJUSTMENT DATE               LOANS       OUTSTANDING       POOL         COUPON     SCORE   OUTSTANDING   LTV      DOC      IO
---------------               -----       -----------       ----         ------     -----   -----------   ---      ---      --
March 2006                           1        $188,983        0.09%     6.875%      705       $188,983    90.00%  100.00% 100.00%
April 2006                           1         132,650        0.06      8.125       632        132,650    90.00     0.00  100.00
October 2006                         3       1,193,497        0.55      6.677       732        397,832    86.45    24.02    0.00
May 2007                             2         276,755        0.13      7.919       586        138,378    85.00   100.00   70.64
June 2007                            3         676,865        0.31      7.426       614        225,622    87.05    79.55  100.00
July 2007                            3         763,875        0.35      7.074       594        254,625    86.76    29.92   29.92
August 2007                         25       3,956,536        1.81      7.409       616        158,261    87.82    73.21   69.90
September 2007                      61      12,170,834        5.56      7.827       611        199,522    88.01    66.95   53.02
October 2007                       751     150,012,765       68.51      7.704       628        199,751    88.26    53.55   49.74
November 2007                        1          56,462        0.03      8.000       586         56,462    82.48   100.00    0.00
May 2008                             1         239,200        0.11      6.625       674        239,200    84.82   100.00  100.00
July 2008                            2         890,157        0.41      6.056       640        445,078    83.55    40.77   40.77
August 2008                          5         790,350        0.36      7.301       647        158,070    89.47    37.23  100.00
September 2008                      20       4,045,828        1.85      7.770       629        202,291    88.17    59.20   60.04
October 2008                       191      36,822,631       16.82      7.582       633        192,789    87.63    59.51   47.93
November 2008                        2       1,022,910        0.47      7.676       708        511,455    89.40    20.43   20.43
September 2009                       2         342,153        0.16      8.026       616        171,076    86.86   100.00   43.55
October 2010                        22       5,369,713        2.45      7.329       669        244,078    86.66    67.11   58.36
                                 -----    ------------      ------      -----       ---       --------    -----   ------  ------
TOTAL:                           1,096    $218,952,163      100.00%     7.660%      630       $199,774    88.06%   55.87%  50.34%
                                 =====    ============      ======      =====       ===       ========    =====   ======  ======


TOP 10 CITY CONCENTRATIONS

                                                                           AGGREGATE               WEIGHTED   WEIGHTED
                            NUMBER OF     AVERAGE        PERCENT OF        PRINCIPAL    WEIGHTED    AVERAGE   AVERAGE
TOP TEN CITY                 MORTGAGE       LOAN          MORTGAGE          BALANCE      AVERAGE   ORIGINAL    CREDIT
CONCENTRATIONS                LOANS        AMOUNT           POOL          OUTSTANDING    COUPON       LTV      SCORE
--------------                -----        ------           ----           ----------    ------       ---      -----
Chicago IL                          42    207,110.46         3.42         8,698,639.39   7.47851     87.42      637
Las Vegas NV                        10    274,131.53         1.08         2,741,315.34   7.78443     88.12      616
Orlando FL                          14    194,743.67         1.07         2,726,411.35   7.56955     89.36      629
San Diego CA                         4    674,312.49         1.06         2,697,249.94   7.63092     88.48      655
Apple Valley CA                      5    332,276.65         0.65         1,661,383.25   7.55208     88.46      649
San Jose CA                          3    539,620.21         0.64         1,618,860.63   7.82055      89.2      663
Tampa FL                             9    179,740.06         0.64         1,617,660.50   8.16091     88.68      611
Stockton CA                          5    321,743.91         0.63         1,608,719.57    7.1951     87.49      665
Hesperia CA                          5    294,404.32         0.58         1,472,021.62   7.60712     89.12      662
Moreno Valley CA                     5    281,105.59         0.55         1,405,527.94   7.09939     88.88      658
Other                            1,256    181,891.55        89.69       228,455,792.08   7.70731     87.97      627
                                 -----    ----------        -----       --------------   -------     -----      ---
TOTAL:                           1,358    187,557.87          100       254,703,581.61   7.69346        88      629
                                 =====    ==========        =====       ==============   =======     =====      ===

TOP 10 ZIP CONCENTRATIONS

                                                                           AGGREGATE               WEIGHTED   WEIGHTED
                            NUMBER OF     AVERAGE        PERCENT OF        PRINCIPAL    WEIGHTED    AVERAGE   AVERAGE
TOP TEN ZIP                  MORTGAGE       LOAN          MORTGAGE          BALANCE      AVERAGE   ORIGINAL    CREDIT
CONCENTRATIONS                LOANS        AMOUNT           POOL          OUTSTANDING    COUPON       LTV      SCORE
--------------                -----        ------           ----           ----------    ------       ---      -----
92345 CA                             5     294,404.32        0.58         1,472,021.62   7.60712     89.12      662
92307 CA                             4     341,595.81        0.54         1,366,383.25   7.69826     89.36      643
48843 MI                             3     403,326.30        0.48         1,209,978.89   6.99896        90      662
60142 IL                             3     344,915.92        0.41         1,034,747.76   7.88454     88.59      618
20744 MD                             4     255,453.32         0.4         1,021,813.26   8.00691        90      603
92084 CA                             1   1,000,000.00        0.39         1,000,000.00       7.5     89.69      713
93536 CA                             3     331,690.69        0.39           995,072.07    8.2457     88.35      672
92131 CA                             1     990,000.00        0.39           990,000.00      7.75        90      685
95687 CA                             2     446,850.00        0.35           893,700.00   8.33828        90      625
85234 AZ                             2     437,375.00        0.34           874,750.00   7.26082     88.86      649
Other                            1,330     183,342.19       95.74       243,845,114.76   7.69278     87.94      628
                                 -----     ----------       -----       --------------   -------     -----      ---
TOTAL:                           1,358     187,557.87         100       254,703,581.61   7.69346        88      629
                                 =====     ==========       =====       ==============   =======     =====      ===

                                                              LTV BT 80-90
                                                              ------------

                                   AGGREGATE                         WEIGHTED    AVERAGE   WEIGHTED WEIGHTED
                                   PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE   PRINCIPAL  AVERAGE  AVERAGE  PERCENT         PERCENT
BACK DEBT TO      NUMBER OF         BALANCE      MORTGAGE   AVERAGE   CREDIT     BALANCE   ORIGINAL ORIGINAL  FULL   PERCENT  SILENT
INCOME RATIO    MORTGAGE LOANS    OUTSTANDING      POOL      COUPON    SCORE   OUTSTANDING   LTV      CLTV     DOC      IO    SECOND
-----           --------------    -----------      ----      ------    -----   -----------   ---      ----     ---      --    ------
0.01 to 5.00               5       $885,231.48       0.35%   8.07%    609       $177,046   88.13%   88.13%  90.45%   25.93%    0.00%
5.01 to 10.00              3       $535,394.50       0.21%   7.85%    656       $178,465   87.31%   92.65%  80.15%   19.85%   75.96%
10.01 to 15.00            15     $2,888,982.31       1.13%   7.80%    638       $192,599   88.44%   88.44%  87.08%   41.84%    0.00%
15.01 to 20.00            37     $4,676,144.40       1.84%   7.80%    631       $126,382   87.20%   87.21%  60.89%   17.16%    0.00%
20.01 to 25.00            81    $11,262,240.93       4.42%   7.83%    616       $139,040   88.36%   88.36%  65.28%   23.07%    0.00%
25.01 to 30.00            84    $13,189,452.86       5.18%   7.83%    629       $157,017   88.32%   88.32%  57.34%   43.63%    0.00%
30.01 to 35.00           149    $23,933,886.57       9.40%   7.58%    625       $160,630   87.61%   87.64%  68.09%   27.32%    0.43%
35.01 to 40.00           203    $38,189,422.99      14.99%   7.58%    634       $188,125   87.92%   87.92%  49.11%   44.11%    0.00%
40.01 to 45.00           278    $56,485,899.92      22.18%   7.68%    631       $203,187   88.10%   88.10%  47.49%   48.35%    0.00%
45.01 to 50.00           334    $69,520,933.13      27.29%   7.80%    625       $208,147   88.05%   88.08%  55.98%   53.44%    0.30%
50.01 to 55.00           169    $33,135,992.52      13.01%   7.59%    633       $196,071   87.93%   88.05%  71.29%   52.79%    1.74%
                       -----   ---------------     ------    ----     ---       --------   -----    -----   -----    -----     ----
TOTAL:                 1,358   $254,703,581.61     100.00%   7.69%    629       $187,558   88.00%   88.04%  57.29%   45.56%    0.51%
                       =====   ===============     ======    ====     ===       ========   =====    =====   =====    =====     ====